UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 17, 2007
Irvine Sensors Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-08402	33-0280334

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3001 Red Hill Avenue, Costa Mesa, California		92626

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (714) 549-8211
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EXHIBIT 3.1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(a)	Not applicable.

(b)	Resignation of Director
      Timothy Looney has resigned from his position as a member of the Board of Directors of Irvine Sensors Corporation (the “Company”) effective September 17, 2007 and is resigning from all positions with the Company, including his position as Vice-President of the Company, and from all positions with Optex Systems, Inc. (“Optex”), the wholly-owned subsidiary of the Company, including his positions as President and a member of the Board of Directors of Optex, effective September 30, 2007. These resignations are not a result of disagreements with management.
(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)	Not applicable.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On September 17, 2007, the Company’s Board of Directors (the “Board”) approved an amendment and restatement of Article V of the Company’s Bylaws, effective September 17, 2007, in connection with changes in Delaware law and Nasdaq Marketplace Rule 4350(l) regarding uncertificated shares. As amended, Article V of the Bylaws enables the Board to provide by resolution or resolutions that some or all of any or all classes or series of the Company’s stock shall be represented by uncertificated shares, but any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Company. Previously, the Company’s Bylaws required the issuance of certificated shares upon a stockholder’s request that the shares held by such stockholder be represented by a certificate. As a general matter, pursuant to Article V of the Bylaws, as amended, the Company will no longer be required to issue a certificate for uncertificated shares upon the request of the holder of such uncertificated shares. Additional related revisions were made throughout Article V of the Bylaws in connection with such change regarding uncertificated shares. The Bylaws were amended to facilitate the Company’s eligibility to participate in a direct registration program, as required by Nasdaq Marketplace Rule 4350(l) after January 1, 2008, which permits a stockholder’s ownership to be recorded and maintained on the books of the issuer or its transfer agent without the issuance of a physical stock certificate. A copy of the Bylaws, as amended and restated, is attached as Exhibit 3.1 hereto.
Item 9.01. Financial Statements and Exhibits.
(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

3.1	Bylaws of the Company, as amended and restated September 17, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRVINE SENSORS CORPORATION (Registrant)
Dated: September 21, 2007	/s/ JOHN J. STUART, JR.
John J. Stuart, Jr.
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

3.1	Bylaws of the Company, as amended and restated September 17, 2007.